Exhibit 10.12

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE THEY BOTH ARE NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

Agreement No.:

Form Operation Service Agreement on Broadcast Content of Audio-Visual Programs of

[Selected Product Package of Fish Learning]

With E-surfing Media Co., Ltd. (Mobile Screen)

Place of Signing: [Location]

Party A: E-surfing Media Co., Ltd.

Party B: Shanghai Ang’you Internet Technology Co., Ltd.

Date of Signing: [Date]

Content

Chapter I Recitals	1

Chapter II Definitions	1

Chapter III Service Mode	2

Chapter IV Rights and Obligations	3

Chapter V Management Mechanism and Liability for Breach of the Agreement	6

Chapter VI Customer Services	8

Chapter VII Billing and Settlement	9

Chapter VIII Intellectual Property Rights	13

Chapter IX Modification and Termination of the Agreement	15

Chapter X Confidentiality	17

Chapter XI Force Majeure	18

Chapter XII Governing Law and Dispute Resolution	19

Chapter XIII Miscellaneous	20

SIGNATURE PAGE (NO TEXT ON THIS PAGE)	20

Appendix 1 Safety Responsibility Agreement between [***] and [***], Integrity Agreement for [***] Partners and Genuine Letter of Commitment	22

Appendix II Overall Goals for Business Development	30

Appendix III Breaches of Contract	31

Appendix IV Settlement Rules	34

Appendix V Assessment Criterion	35

i

Party A: E-surfing Media Co., Ltd.

Address: [***]

Legal Representative/Authorized Representative: [***]

Party B: Shanghai Ang’you Internet Technology Co., Ltd.

Address: [***]

Legal Representative/Authorized Representative: [***]

Chapter I Recitals

Article 1 Party A is a legal entity that runs digital new media business such as providing Internet audio-visual program broadcasting services to the public nationwide with the permit of competent authorities of information industry under the State Council and competent authorities of radio, film and television. Relying on telecom service providers, Party A has its own audio-visual program broadcasting platform, service sales system and huge customer base. Party A is duly authorized to sign and perform this Agreement.

Article 2 Party B, Shanghai Ang’you Internet Technology Co., Ltd., is established and validly existing under the laws of the PRC, which is intended to provide E-surfing Media (Mobile Screen) with broadcast content of audio-visual programs of [Selected Product Package of Fish Learning] with eligible qualifications to offer E-surfing Media (Mobile Screen) broadcast content operation services hereunder.

Article 3 Party B is duly authorized to sign and perform this Agreement and intends to provide Party A with E-surfing Media (Mobile Screen) broadcast content operation services with legally obtained qualifications or supporting documents.

Article 4 Party B has duly executed Statement of Safety Responsibilities on [***] [***], Agreement on Integrity of Partnership with E-surfing Media or other files with similar content, and is willing to undertake responsibilities relevant to information safety in accordance with the provisions of relevant laws and regulations. Statement of Safety Responsibilities on [***] [***] and Agreement on Integrity of Partnership with E-surfing Media are set forth in Appendix I.

Article 5 The context and appendixes are integral parts of this Agreement and the separation of these two parts are for convenience only. The context, appendixes and their amendments or modifications shall come into force according to the agreed conditions and/or procedures upon the mutual consent of both Parties through negotiation.

Article 6 Party A and Party B may enter into a separate agreement on the new business other than the business hereunder (hereinafter referred to as “New Business”) in the future through amiable negotiation.

Based on the conditions abovementioned, both Parties enter into this Agreement for the purpose of developing and enriching healthy audio-visual program broadcasting service business and achieving win-win results in accordance with the principles of equality, mutual benefit, leveraging advantages of each Party and emphasis on efficiency. Both Parties shall take the principle of cooperation as the bedrock and the purpose of the agreement, exercise their rights and fulfill their obligations in good faith.

Chapter II Definitions

Unless the terms or context of this Agreement or other written agreements by Party A and Party B otherwise provide , all terms used in this Agreement shall have the meanings set out in national laws and regulations, regulations of government departments, or policy provisions of relevant departments. Industry practices may be referred to for interpretation if there is no clear explanation in the documents aforementioned.

Chapter III Service Mode

Article 1 The term “E-surfing Media Co. Ltd.. (Mobile Screen) [Selected Product Package of Fish Learning]” herein refers to the content operation service provided by Party B to Party A’s users based on the business platform of E-surfing Media Co. Ltd. (Mobile Screen).

Article 2 The business agreed herein may be continuously expanded along with technological and business innovations. If, during the performance hereof, Party A and Party B plan to carry out business other than the business agreed herein (“New Business”), Party A and Party B may enter into a separate agreement on the new business or incorporate the new business into this Agreement by signing a supplementary agreement.

Article 3 Party A and Party B have agreed on the principles of content operation service of E-surfing Media (Mobile Screen) [Selected Product Package of Fish Learning] business.

Article 4 Region of Cooperation: Party A and Party B shall cooperate within [China] upon mutual agreement.

Article 5 Term of Cooperation: The cooperation shall start from [January] [1], [2021] to [December] [31], 2021.

Article 6 Party A is entitled to collect service fees from users for broadcasting Internet audio-visual programs (hereinafter referred to as “Service Fees”). The collection method, billing and settlement of Service Fees are set forth in Chapter VII of this Agreement.

Article 7 Unless otherwise agreed by both Parties, Party B shall acknowledge any change to the cooperation business and cooperation mode proposed by Party A due to the need of business development and assist Party A to complete the changes abovementioned.

Article 8 Party A and Party B shall implement relevant policies issued by the competent national industry authorities.

Chapter IV Rights and Obligations

Rights and Obligations of Party A

Article 1 Party A provides a business platform and is entitled to verify the product package sharing ratio hereunder and be responsible for billing and charge of business. Party B shall provide the operation service of the audio-visual program broadcast content of [Selected Product Package of Fish Learning].

Article 2 Party A shall formulate or modify business norms, management methods, quality standards and/or service standards based on the business and market development, and shall inform Party B in an appropriate manner for Party B to comply with.

Article 3 Party A shall have the right, in accordance with relevant national laws and regulations, to directly cease services provided by Party B and notify Party B with reasons for the cessation through the business management platform of E-surfing Media (Mobile Screen).

Article 4 Party A shall evaluate the content operation service capability provided by Party B, and conduct assessment according to Party B’s service capability, service quality and breach circumstances.

Article 5 Party A shall be responsible for building and maintaining the business management platform, ensuring the normal operation of the system, and managing and updating information related to cooperation. Party A shall inform Party B user name and password of the relevant platform for business management for Party B’s logging.

Article 6 Party A shall assign Party B an enterprise code to identify Party B in Party A’s billing and settlement system, business platform system and other systems. Party A shall guarantee the stability of the enterprise code obtained by Party B and shall acknowledge that the enterprise code has the same force in Party A’s system as the enterprise name of Party B’s legal entity.

Article 7 Party A shall test the content operation service provided by Party B upon its pass of audit, and shall notify Party B of the start time of the service once the service passes the test. The official start time of the service shall be subject to the official start time of Party A’s relevant service.

Article 8 Party A shall be solely responsible for the advertising operation related to E-surfing Media (Mobile Screen) business, and Party B shall provide necessary assistance.

Article 9 Party A shall, from time to time, promote the product package hereunder through special channels in the form of cost input, whose service fee income shall not be contained by the settlement with Party B and the settlement rules in Appendix IV shall not apply. Party B shall actively support relevant work when Party A promotes business through its special channels, and the expenses incurred during the promotion period shall be jointly borne by both Parties. The service fee income stipulated in this Article shall be confirmed according to the channel identification number.

Rights and Obligations of Party B

Article 10 Party B shall be responsible for providing operation services of the audio-visual program broadcast content of the Selected Product Package of Fish Learning for E-surfing Media, including [portal construction, daily operation and maintenance, video content integration], etc.

Article 11 Party B undertakes to provide [education] content on time for the operation of the [Selected Product Package of Fish Learning] with no less than [***] pieces a day.

Article 12 Party B undertakes to fulfill the overall business development goals of brand package set by Party A in full and on time as detailed in Appendix II.

Article 13 Party B shall strictly abide by the business norms, management measures, customer service standards and other relevant documents stipulated by Party A.

Article 14 Party B shall actively cooperate with Party A when Party A adjusts the related business of E-surfing Media.

Article 15 Party B shall sign Statement of Commitment to Legal Copyright (see Appendix I) to provide independent content and products with independent copyright, or got the permission of the copyright owner shall have legitimate rights to use relevant content in the forms hereunder. Party B shall be responsible for the content of copyright and legitimacy, and, therefore, shall dispose of disputes related to copyrights at its own. Party B shall bear all economic and legal responsibilities for and indemnify Party A for all losses and reasonable expenses caused by the aforesaid disputes.

Article 16 Party B shall abide by national laws and regulations as well as policies related to the national information industry, and shall not violate the relevant provisions stipulated in the Statement of Safety Responsibilities on [***] [***], Agreement on Integrity of Partnership with E-surfing Media signed by Party B. Any deviation from the provisions abovementioned shall be deemed to constitute a fundamental breach.

Article 17 Party B shall properly keep its user name and password for logging into the platform related to business management and shall not allow any third party to use it. Party B shall be liable for all the consequences and losses of Party A, Party B and users which are caused by the disclosure of user name and password to others due to Party B’s own reasons.

Article 18 Party B shall not advertise for Party A’s competitors who have the same or similar business scope, or make any statement in favor of such competitors when providing services.

Article 19 Party B shall be responsible for settling all disputes arising from the security and legality of the content and operation services provided by Party B, and shall ensure that the services provided by Party B will not infringe upon the interests of Party A’s E-surfing Media (Mobile Screen) Business Platform. Otherwise, Party B shall bear all the economic losses and related expenses thus caused to Party A, and publicly declare its responsibilities in an appropriate manner and eliminate the adverse effects.

Article 20 Party B shall submit a written declaration in accordance with Party A’s business management standards two weeks in advance to obtain Party A’s approval before Party B intends to carry out market promotion and business publicity related to the business hereunder as Party A requires. Users shall be fully informed of the content of the service/activity, the way to provide it, the rate standard, customer service telephone number and other contents that users need to know about when ordering and paying the fees. Party B shall not commence providing service unless obtaining the subscriber’s confirmation in a verifiable manner.

Article 21 Party B shall not in any way cheat Party A’s users into subscribing business and charging corresponding fees, or thereby add unnecessary additional burdens to Party A when providing services to Party A.

Article 22 Party B shall be liable for all liabilities arising from any form of business services provided by any third party to Party A’s users through the service interface provided by Party A to Party B.

Article 23 When providing content operation services to Party A, Party B shall not do any of the acts listed in the “List of Breach Acts” in Appendix III to this Agreement, or engage in any act that is detrimental to the interests of Party A and/or users, or provide support for any act that is detrimental to the interests of Party A and/or users.

Article 24 In case Party B is unable to continue to provide the content operation service stipulated in this Agreement due to poor operation or other reasons, Party B shall cooperate with Party A to explain to users and deal with such issues after termination. Party B shall notify Party A in writing three months in advance of the termination of the content operation service of E-surfing Media (Mobile Screen) business, and enter into a written agreement with Party A and obtain written permission for the withdrawal, except for withdrawal due to the application of the exit mechanism set forth herein.

Article 25 Party B shall clarify the purpose, method and scope of the collection and use of users’ personal information in accordance with the law and obtain the consent of the recipients if Party B needs to collect and use users’ personal information in business activities; The user’s personal information collected in the course of business activities shall be kept strictly confidential, and shall not be disclosed, altered or damaged, sold or illegally provided to others.

Chapter V Management Mechanism and Liability for Breach of the Agreement

Article 1 Party A shall appraise Party B’s business and withdraw from the contractual relationship if Party B fails such appraisal, including without limitation, the following concrete contents:

(i) Party A shall carry out appraisal to Party B based on its service capability, service quality and information security, and the concrete requirements shall be in compliance with the relevant provisions of the Agreement and Party A’s relevant administrative measures. Where Party B fails to conform to the agreed standards or it is under any specific circumstances including without limitation the following, Party A will terminate its cooperation with it:

1. Party B satisfies the conditions for withdrawal in line with the requirements of relevant business specifications;

2. Party B conducts material breach, including its violation of Party A’s relevant business norms or business management measures, causing a breach of the Agreement and illegal business operations, including without limitation, one of the following situations:

(1) Party B causes a national media exposure event, which exerts a significant negative impact on Party A;

(2) Party B gets involved in 1 or more copyright disputes in a certain month, which is recognized by Party A;

(3) Party B fails to pass the annual inspection of the relevant business license by the superior regulatory authority.

(ii) The appraisal is to be performed once a month.

(iii) Party A ranks the services provided by the partners in the annual appraisal, and no service items will not be added for the last two in the next year.

(iv) If Party B is removed after appraisal, principally, Party A will not accept its re-submitted qualification application within one year; in principle, the business application for re-submitting the service item will not be accepted within one year for the service items that have been withdrawn after the appraisal.

(v) Qualification management

Where Party B fails to pass the annual inspection of the relevant business license by the superior regulatory authority, it shall be deemed as failing the appraisal.

Article 2 Party A will punish Party B’s breach of the Agreement and illegal business practices (see Appendix 3: List of Breaches) in violation of Party A’s business specifications, and the default level is classified as “general, serious and significant”. The penalties are as below:

General: if the business settlement is delayed for one month in the current month,[***]%-[***]% of the settlement amount will be deducted

Serious: if the business settlement is delayed until the aftermath of the violation is handled, [***]% of the settlement amount will be deducted

Significant: in this case, the charging point will be suspended, and 100% of the business settlement amount will be deducted during the violation period and the subsequent processing period. The suspension period of the charging point will be determined in consideration of the severity of the impact, until the cooperative business of Party B is terminated.

If the Agreement and the above specifications or measures prescribe different treatment methods for the same act, the provisions of the Agreement shall prevail.

Article 3 In line with the requirements of China Telecom for service management and control, within the term of the Agreement, Party A shall reinforce the punishment for the complaints arising from the unclear deduction determined by the Ministry of Industry and Information Technology, that is, for each case of the unclear deduction determined by the Ministry of Industry and Information Technology associated with Party B, Party A shall temporarily withhold the full amount payable for the accounting period of the month in which Party B is determined; The final deduction amount will be based on the actual situation, returning the overcharge and demanding payment of the shortage.

Article 4 Party A shall inform Party B of its breach of the Agreement in an appropriate way and demand Party B to confirm it.

Chapter VI Customer Services

Article 1 The management of customer services for digital new media services such as Internet audio-visual program services of Party A shall be subject to the relevant policies and regulations promulgated by the competent department of information industry and the competent department of radio, film and television under the State Council and the current customer service standards of Party A.

Article 2 Party A will use [***] as the hotline for supervision over customer services in the whole network and locally.

Article 3 Party B shall set up a perfect and standardized customer service system to satisfy Party A’s current customer service standards.

Article 4 Party A and Party B shall execute the first-inquiring responsibility system for user complaints. No matter which Party is ultimately liable for the complaint, the Party receiving the user complaint assumes the responsibility to coordinate and address the user problem in a proper manner.

Article 5 Party A shall, by means of circulation of work orders, etc., inform Party B of any consultation or complaint problems that can only be addressed by Party B, and Party B shall give feedback to users within the prescribed time limit of Party A.

Article 6 Party A and Party B shall strictly comply with the regulations of the competent department of information industry, radio, film and television and other competent departments under the State Council, and make compensation in advance for user complaints. This amount shall be deducted from the operation service fees of broadcasting contents settled with Party B. In the event that the above-mentioned user complaints are incurred by Party B’s violation of the Agreement, Party B shall also assume the corresponding liability for breach of the Agreement.

Article 7 In the case of termination of cooperation due to Party B’s application for withdrawal, withdrawal through appraisal and illegal withdrawal of Party B, Party B shall warrant to carry out normal customer service work within 3 months after the business goes offline, and afford the corresponding compensation payments for complaints.

Chapter VII Billing and Settlement

Article 1 Billing

(1) The service fee income generated by [***] (mobile phone screen) business is exclusively owned by Party A. Service fee is the cost incurred by Party A’s users for using [***] (mobile phone screen) services. Service fees shall be uniformly billed and charged by Party A.

(2) The product price of [Fish Learning Classic Edition] is RMB [***] yuan per month.

Article 2 Settlement

(1) The effective range of billing service fees and making out a bill covers customers who have successfully subscribed [***] (mobile phone screen) audio-visual programs.

(2) Taking the natural month as the unit, the billing cycle of [***] (mobile phone screen) services to users, starts from [***] on the 1st day of the natural month and ends at [***] on the last day of the month.

(3) In accordance with the settlement rules in Appendix 4, Party A shall calculate the payable settlement amount of the operation service fees of broadcasting contents payable to Party B (i.e., the income (tax-inclusive) due to Party B, except the fees specified in Article 9 of Chapter 4 of the Agreement). After summing up, other expenses payable (or gained) by Party B shall be deducted (or added), and the actual settlement amount of operation service fees of broadcasting contents finally settled by Party A to Party B shall be calculated based on the appraisal method in Appendix 5. The above-mentioned “other expenses” include, without limitation, special promotion expenses of product package (see Article 5 of Appendix 2), advance payment by Party A, liquidated damages deducted for Party B’s breach of the Agreement, and liquidated damages.

(4) Party A shall prepare the settlement report of the previous month for [***] (mobile phone screen) business prior to the 10th day of each month with the natural month as the cycle, and present the settlement confirmation sheet to Party B in the same month or the next month when the report is generated based on the settlement report; if Party B issues a special VAT invoice to Party A, Party B shall assign a special person to send the invoice or send the invoice to Party A by registered mail or express mail within [10] days after it is issued, and the date of service shall be subject to the date of receipt by Party A; in the case of late delivery, Party B shall pay liquidated damages at [***]% of the amount of late delivery invoice for each day of delay. In the event that Party A is unable to deduct the amount due to late delivery, Party B shall also compensate Party A for the losses incurred therefrom, which is equivalent to the deductible amount of late delivery invoice. If the special VAT invoice provided by Party B is not up to the requirements of laws and regulations or the Agreement, or fails to pass the tax certification, Party A shall be entitled to reject it or return it after finding any problems, and Party B shall replace it in a prompt manner. If the special VAT invoice fails to be delivered within the agreed time limit, Party B shall assume the liability for breach of the Agreement for late delivery as agreed. Party A shall make settlement and payment based on the invoice amount issued by Party B, settlement confirmation sheet and the Agreement. If Party B raises any objection to the settlement data, it can present relevant data basis to the cooperative contact department for data audit; Party A will deal with it as appropriate based on the internal audit process.

The final settlement fees paid by Party A to Party B in accordance with this Article is the tax-inclusive price, and Party B shall issue a special VAT invoice in full and on time (at the tax rate of 6%). Where Party B cannot provide a special VAT invoice or the tax rate of the provided special VAT invoice is lower than 6%, Party A shall be entitled to deduct the corresponding amount from the actual settlement price payable to Party B after settlement based on the settlement rules specified herein.

(5) The bank account information and taxpayer information of Party A and Party B are as follows:

The information of Party A is given below:

Opening Bank: [***]

Account Name: E-surfing Media Co., Ltd.

Account No.: [***]

Taxpayer’s Identification Number: [***]

Address: [***]

Tel: [***]

The information of Party B is given below:

Opening Bank: [***]

Account Name: [***]

Account No.: [***]

Taxpayer’s Identification Number: [***]

Address: [***]

Tel: [***]

If there is any change to Party B’s above information, it shall inform Party A within 3 days after such change. Where Party B fails to update the above information in a prompt manner, resulting in Party A’s payment being returned by the bank or other difficulties, Party A will delay the payment. Where Party A fails to deduct taxes due to Party B’s failure to update the above information or inform Party A in a prompt manner, Party B shall be liable for the corresponding losses suffered by Party A.

(vi) If Party B changes its company name or partner, a one-month prior written notice shall be given to Party A, and the formal change date shall be subject to the date of receipt of the written notice. After the change of Party B’s company name, all the payment to be paid by Party A to Party B, regardless of whether it happens after the change of Party B’s company name or partner’s main body, shall be paid to the bank account after the change of Party B’s name. Where Party A fails to make payment on time due to Party B’s failure to properly change the name, it will be subject to Article 2(5) of Chapter 7 of the Agreement.

(vii) In the event that Party B terminates the Agreement for the application of the provisions in the Agreement, Party A and Party B shall settle the operation service fees of broadcasting contents incurred prior to such termination. When settling accounts, the settlement method, cycle and process shall be determined pursuant to the Agreement, and the provisions of the Agreement on deducting the operation service fees of broadcasting contents and liquidated damages due to breach of the Agreement shall prevail.

Chapter VIII Intellectual Property Rights

Article 1 When Party A and Party B launch the cooperation hereunder, the copyright, patent right and other intellectual property rights involved in the video, audio, pictures, instructions, operation manuals, documents, data and software furnished by Party B shall still vest in the provider unless otherwise specified. This provision shall not be deemed as granting Party A to use or transfer the above-mentioned rights for purposes other than the cooperation hereunder.

Article 2 Unless otherwise agreed upon by the Parties, any form of intellectual property rights incurred by the business involved herein or in connection with the Agreement shall belong to Party A. Party B shall not claim the intellectual property rights in any form or take any action that enables Party B to take possession of the intellectual property rights, or disclose the contents of the intellectual property rights to third parties in any form and/or authorize or permit third parties to use and utilize the intellectual property rights.

Article 3 In the case that Party A and Party B enter into a special agreement with respect to the use, utilization and attribution of intellectual property rights herein, the relevant matters shall be subject to the special agreement, while the provisions of this chapter shall still apply to the parts not covered by the special agreement or not clearly specified.

Article 4 The issues concerning the copyright, trademark right, patent right and other intellectual property rights involved in the business service of the Parties shall be in compliance with the provisions of relevant national laws; Party B shall conclude required authorization/license agreements with intellectual property owners/rights holders and/or their agents in accordance with relevant state regulations, in a bid to guarantee that the business services furnished by Party B will not infringe upon the legitimate rights and interests of intellectual property owners/rights holders when broadcast on Party A’s platform or through Party A’s partner platform, and Party A will not assume any liabilities. In the event of a copyright dispute, Party B shall settle it as soon as possible and compensate Party A for all losses and reasonable expenses thus incurred.

Article 5 Party A and Party B may, through amicable consultation, mark Party A’s company brand, customer brand, business name, trademark, label or LOGO in the service provision process. Without the written confirmation of Party A, Party B shall not use it in any form. Besides, Party B shall not mislead users into thinking that the contents or services provided by it alone are furnished by Party A or jointly provided by Party A and Party B. Party B undertakes to strictly comply with Party A’s relevant regulations in the course of using the above-mentioned LOGO. In the event that the Agreement is terminated or rescinded for any reason whatsoever, Party B shall stop using Party A’s corporate brand, customer brand, business name, trademark, label or LOGO forthwith, otherwise, Party B shall pay the use fees to Party A and compensate Party A for all losses thus incurred.

Article 6 Under no circumstances shall Party A and Party B infringe upon the trademark rights or other intellectual property rights of either Party and/or a third party. In the event that either Party A or Party B infringes upon the intellectual property rights of others by its unilateral act, the infringing Party shall assume all the infringement liabilities, compensate the non-infringing Party for possible economic losses, and eliminate the possible negative social impact on the non-infringing Party.

Chapter IX Modification and Termination of the Agreement

Article 1 During the term of the Agreement, if Party A works out business regulations, administrative measures, quality standards and/or customer service standards associated with the Agreement, such regulations and standards shall constitute a part of the Agreement to be observed by the Parties hereunder. Where there arises any conflict between the above-mentioned provisions, methods and/or standards and the clauses of the Agreement, the above-mentioned provisions, methods and/or standards shall prevail except for the treatment of breach of contract, unless the Parties consider through consultation that the Agreement shall apply or it is essential to conclude another agreement on the conflicting contents.

Article 2 A fifteen-day prior written notice shall be given to the other Party if either Party intends to change or modify the Agreement. The Parties hereto shall change or modify the Agreement in writing through consultation.

Article 3 Except as expressly provided herein, neither Party shall, during the performance of the Agreement, suspend, terminate the performance of the Agreement or unilaterally rescind the Agreement without the written consent of the other Party.

Article 4 Where one Party fails to fulfill its responsibilities and obligations hereunder or seriously violates the provisions of the Agreement, resulting in that the other Party is unable to operate or normally launch cooperation hereunder, it shall be deemed that the defaulting Party unilaterally terminates the Agreement. In this case, the observant Party shall be entitled to claim for the economic losses arising from its breach of contract from the defaulting Party and rescind the Agreement.

Article 5 Provision on the alteration or termination of the Agreement for the reason of Party B’s service qualifications: if Party B is under one of the following circumstances, the Agreement will be automatically terminated:

(1) Without the approval of Party A, Party B transfers the number, trunk line, digital website and other resources acquired by Party A;

(2) The business area of Party B is beyond the business area and business scope specified in its qualification license;

(3) Without obtaining the qualification license issued by the national competent department, Party B furnishes business contents and types that require the qualification license;

(4) Party B furnishes false copyright and false qualifications;

(5) Other acts by which Party B does not operate business or furnishes content without authorization contrary to the requirements of relevant competent departments or those as agreed upon by the Parties.

Article 6 During the fulfillment of the Agreement, if there is any event such as division, merger, dissolution, liquidation, bankruptcy, etc., which incurs changes to the nature, qualification and civil capacity of the Company, Party B shall inform Party A in writing in a prompt manner. If Party B is not in possession of the qualification or capability to launch the business hereunder for the reason of dissolution, liquidation or bankruptcy, the Agreement shall be terminated accordingly. In the event of separation or merger of Party B, the Agreement shall be terminated accordingly, and the Company (or other entity) that inherits Party B’s business hereunder shall apply to Party A again for opening business.

Article 7 If the company name of Party B is changed, Party B shall promptly go through the formalities of changing the company name, renew the valid subject qualification certificate and business qualification certificate, and issue the changed qualification certificate to Party A in a timely manner.

Chapter X Confidentiality

Article 1 Confidential information referred to herein covers indivisible trade secrets (including financial secrets), technical secrets, business know-how and/or other confidential information and materials obtained by one Party (hereinafter referred to as “the Receiving Party”) from the other Party (hereinafter referred to as “the Disclosing Party”) or jointly created by the Parties in the fulfillment of the Agreement, no matter what form or carrier the above-mentioned information and materials are in and no matter whether the Disclosing Party expresses its confidentiality orally, graphically or in writing at the time of disclosure.

Article 2 During the term and within five years after the termination hereof, neither Party shall disclose, leak or provide confidential information to any third party. Where Party A and Party B disclose confidential information to their affiliates, this restriction shall not apply.

Article 3 Party A and Party B shall take appropriate measures to properly keep the confidential information provided by the other Party. The confidential information shall only be used by the Parties for the purpose of the cooperation hereunder.

Article 4 The Receiving Party shall, if necessary, return to the Disclosing Party all documents or other materials containing the confidential information or destroy them as indicated by the Disclosing Party.

Article 5 The foregoing restrictions shall not apply to:

(1) When or before entering into the Agreement, such confidential information has been legally possessed by the Receiving Party;

(2) When the confidential information is informed to the Receiving Party, it has been made public or is available from the public domain;

(3) The confidential information is legally acquired by the Receiving Party from a third Party that is not obliged to keep it confidential or not disclose it;

(4) The confidential information has been made public or is available from the public domain without violating the obligations specified herein;

(5) The confidential information is independently developed by the Receiving Party or its affiliates or subsidiaries, which have not benefited from the information acquired by the informing Party or its affiliates or subsidiaries;

(6) If the confidential information is disclosed by the Receiving Party at the request of the court or other legal and administrative departments (through oral questions, inquiries, requests for information or documents, summonses, civil or criminal investigations or other procedures), when this happens, the Receiving Party shall issue a notice to the Disclosing Party of information forthwith and make essential explanations.

Party A and Party B shall also have the duty of confidentiality for the specific contents hereof.

Article 6 Documents transmitted or exchanged for communication, notification, informing, etc. for the fulfillment of the Agreement shall be properly kept by the Parties and shall not be used for purposes that are not conducive to the cooperation between the Parties. The Parties shall not defame or slander each other, and shall not publish any speech detrimental to cooperation between the Parties for the purpose of attacking the other Party on public occasions.

Chapter XI Force Majeure

Article 1 “Force majeure” refers to all events beyond the control of the Parties to the Agreement, which are unforeseeable, or which, though foreseeable, inevitably hinder either Party’s fulfillment of the Agreement in whole or in part. Such events cover earthquakes, landslides, collapses, floods, typhoons, astronomical anomalies and other act of God, as well as fires, explosions, accidents, wars, terrorist incidents, large-scale epidemic diseases, sabotage activities, hacking, network collapse or any other similar or different incidents.

Article 2 In the event of any force majeure, rendering it unable for either Party to fulfill its obligations for the occurrence of such event, the Party subjected to the above-mentioned force majeure event shall not be liable for the losses suffered by the other Party.

Article 3 The Party affected by the aforesaid force majeure event shall immediately notify the other Party of such event in writing and shall, within fifteen days since the occurrence of the force majeure event, provide details of such event, the reasons and valid documentary evidence issued by the government authorities for the failure in performance, partial performance or delay in performance of the Contract. Based on the impact of the force majeure event on the performance of the Agreement, the Parties shall, through consultation, decide whether to continue to perform or terminate the Agreement.

Chapter XII Governing Law and Dispute Resolution

Article 1 The execution, effeteness, performance and interpretation hereof shall be governed by the laws of the People’s Republic of China.

Article 2 Any dispute arising out of or in connection with the Agreement shall be resolved by the Parties hereto through friendly consultation. If no agreement can be reached through such consultation, the Parties agree that dispute settlement method in item [1] below will be adopted:

(1) The dispute will be submitted to Shanghai International Economic and Trade Arbitration Commission (SHIAC) for arbitration according to SHIAC arbitration rules in force at the time of application for arbitration. The arbitration is to be conducted in Shanghai. The language of arbitration shall be Chinese. The arbitration award shall be final and binding upon the Parties hereto. The arbitration fees shall be borne by the losing party.

(2) The dispute will be brought to a people’s court at the place where Party A is located.

Article 3 In the course of arbitration or litigation, the Parties will continue to fulfill the remaining provisions of the Agreement that are not involved in arbitration or litigation.

Chapter XIII Miscellaneous

Article 1 Transferability: Except under the relevant provisions of Chapter 5 hereof, neither Party shall, in full or in part, transfer the rights and obligations hereunder to any third party.

Article 2 No provision of the Agreement shall be interpreted as: (a) establishing a partnership between the Parties or resulting in other joint liabilities; (b) making either Party the agent of the other Party; (c) authorizing one Party to incur expenses or any other form of obligation for the other Party.

Article 3 The business notice issued by Party A shall, upon receipt by Party B, be deemed as the specific content to be performed as a part of the Agreement and shall be equally authentic as the text hereof.

Article 4 In the event that the content of any other business notice issued by Party A is in conflict with the Agreement, it shall be executed with reference to the latest business notice issued by Party A.

Article 5 Upon expiration of the Agreement, Party A may review Party B’s fulfillment capability and qualifications without altering the contents of the Agreement. If Party A holds that Party B is in possession of the capability to fulfill the Agreement and Party B’s qualifications are in line with the conditions for continuing to fulfill the Agreement, the Parties shall make and enter into a written agreement separately.

Article 6 The Agreement shall be made out in four originals, two for each Party. (End)

Signature Page (No text on this page)

Party A: E-surfing Media Co., Ltd.

Legal Representative/Person in Charge or Authorized Representative (signature):

Date of Signing:

Party B: Shanghai Ang’you Internet Technology Co., Ltd.

Legal Representative/Person in Charge

or Authorized Representative (signature):

Date of Signing:

Appendix 1 Safety Responsibility Agreement between [***] and [***], Integrity Agreement for [***] Partners and Genuine Letter of Commitment

Safety Responsibility Agreement between [***] and [***]

In accordance with the relevant regulations of the Ministry of Industry and Information Technology of the People’s Republic of China, the State Administration of Press, Publication, Radio, Film and Television, the Ministry of Public Security and other ministries and commissions on reinforcing the content management of Internet audio-visual programs and the relevant spirit of relevant State departments, with a view to reinforce the management of information and network security, the cooperative [***] of [***] business must comply with the following regulations.

I. With a view to guarantee information security, the cooperative [***] of [***] must comply with the provisions on the broadcasting services of national Internet audio-visual programs:

(1) The following contents shall not be produced, duplicated or disseminated via the international network:

1. Contents that incite resistance and undermine the implementation of the Constitution and laws and administrative regulations;

2. Contents that subvert the State sovereignty or overthrow the socialist system;

3. Contents that incite secession and undermine national unity;

4. Contents that incite ethnic hatred or discrimination or undermine ethnic unity;

5. Contents that fabricate or distort the facts, spread rumors, or disturb the social order;

6. Contents that propagate feudalistic superstition, obscenity, eroticism, gambling, violence, murder or terrorist crimes;

7. Contents that openly insult others or fabricate facts to slander others;

8. Contents that damage the credibility of the State organs; or

9. Other contents that violate the Constitution, laws and administrative regulations.

(2) The contents broadcast on the INTERNET are approved by the cultural publicity management department; it is not allowed to download overseas INTERNET information and publish it on domestic sites without authorization;

(3) It is required to organize self-examination on the execution of the content management system, deal with any problems identified forthwith, earnestly carry out the responsibility system for information security, and reinforce the education and inspection of the staff working on content management.

II. [***] must screen the content presented by it, and strictly check whether the contents are legal and healthy from the entrance.

(1) Cooperative [***] must screen illegal keywords or other keywords that easily lead to information security problems, particularly politically sensitive words, and prevent others from promoting illegal contents by use of the homonym or inflexion of illegal words, in a bid to guarantee the safety and health of the network information sources flowing to Party A;

(2) Cooperative [***] must guarantee that the information furnished will not influence the corporate image of Party A.

III. [***] shall not intercept user information by use of the interface module installed in its own system, and shall not send advertising information to users without the written consent of Party A; it is strictly forbidden to carry out unauthorized business or conduct business testing and provide business to users without authorization on the strength of the network and application support platform furnished by Party A.

IV. [***] must be provided with logging function and keep historical data for at least six months.

V. It is strictly forbidden to commit hacking behaviors that endanger the operation of the network and infringe upon the interests of other [***] by all means.

VI. Suggestions on Copyright Issues of [***]

(1) In line with the requirements of the State Council Order of the People’s Republic of China - Administrative Measures for Internet Content/Application Services, [***] shall guarantee that the content presented is legal and assume corresponding responsibilities.

(2) [***] shall take responsibility for addressing all copyright-related issues in the cooperative operation, such as legal disputes over copyright issues due to the contents furnished by [***] in the cooperative operation, and [***] shall assume all liabilities.

[***] that violates the above-mentioned regulations will be punished by the relevant departments; in the meanwhile, [***] will suspend its cooperation with [***]. Apart from that, our company has come up with relevant suggestions on the above-mentioned security issues, and [***] shall actively reinforce technical prevention to guarantee its own network security and copyright issues based on these suggestions.

As [***] of [***], I consent to comply with the above-mentioned regulations. In the case of any violation of the regulations, I will be punished and even be held legally accountable.

[***] (corporate seal):

Legal Representative/Person in Charge
or Authorized Representative (signature):

Date: ______________________

Integrity Agreement for [***] Partners

Party A: E-surfing Media Co., Ltd.

Party B: Shanghai Ang’you Internet Technology Co., Ltd.

In accordance with Several Provisions on Honest Employment of Leaders of State-owned Enterprises, Code of Professional Conduct for Employees of China Telecom Co., Ltd. as well as other relevant regulations, the Agreement is hereby made and concluded through consultation and consent of the Parties with a view to regulate the business behavior of Party A and Party B, maintain fair competition, maintain honest and self-disciplined work style, and prevent the occurrence of all sorts of improper behaviors.

I. Shared Responsibilities of the Parties

(1) The Parties shall strictly abide by the relevant national laws and regulations and the stipulations on upholding integrity;

(2) The Parties shall strictly comply with business ethics and market rules and jointly create a fair and just business transaction environment;

(3) If either Party is found to have violated any rules or laws in its business activities by the other Party, it shall timely remind the breaching Party. If the circumstances are serious, it shall report to the relevant authorities.

(4) Without the written consent of the other Party, either Party shall not comment on the incorruptibility of the staff of the partner to any news media or any third Party.

II. Responsibilities of Party A and its Staff

(1) Neither Party may ask for or accept kickbacks, gifts, securities, payment vouchers and valuables provided by Party B and its related organizations and staff.

(2) It shall not reimburse any expenses to be paid by Party A or individuals in Party B and its related organizations.

(3) It shall not invest in shares in Party B and its related organizations in violation of regulations, and shall not borrow money from Party B’s organizations or staff, buy or sell stocks, bonds or other entrusted financial management.

(4) Party A and its staff shall not require, imply or accept any convenience such as housing purchase or decoration, weddings and funerals, schooling or work arrangements of relatives, sons or daughters, going abroad and traveling provided by Party B and its relevant organizations and individuals.

(5) It shall not engage in banquets, fitness, entertainment or other activities arranged by Party B and its related organizations that may affect the fair performance of official duties. Party A and its staff shall not, for the purpose of seeking personal gains, negotiate privately or reach a tacit agreement with Party B’s staff in the business exchanges.

(6) Party A and its staff shall not accept communication tools, household appliances, celebrity calligraphy and painting, vehicles, high-grade office supplies or other objects purchased or provided by Party B and its relevant organizations.

(7) It shall not seek illegitimate interests for his spouse, children and others through Party B and its related organizations by taking advantage of its authority.

(8) It shall not work part-time or receive part-time wages and remuneration in Party B or relevant organizations of Party B in violation of regulations, seek personal gain by use of Party A’s trade secrets and business channels, or disclose its provision to Party B and other enterprises and individuals.

(9) It shall not, by taking advantage of its authority and work, propose to Party B any matters or requirements irrelevant with work and business other than those prohibited by the above provisions.

III. Responsibilities of Party B and its Staff

(1) It shall not provide kickbacks, gifts, securities, payment vouchers, valuables, etc. to Party A and its staff for gaining some illegitimate interests.

(2) Party B and its staff shall not reimburse any expenses that should be paid by Party A and its staff themselves.

(3) It shall not offer conveniences for Party A’s staff to invest in shares, borrow money personally, buy and sell stocks, bonds or other entrusted financial management.

(4) Party B and its staff shall not provide any convenience such as housing purchase or decoration, weddings and funerals, schooling or work arrangements of relatives, sons or daughters, going abroad and traveling for Party A’s staff.

(5) It shall not arrange banquets, fitness, entertainment and other activities for Party A’s staff that may affect the fair performance of official duties.

(6) Party B and its staff shall not provide communication tools, vehicles, household appliances, celebrity calligraphy and painting, high-grade office supplies or other objects for Party A and its staff.

(7) It shall not offer conveniences for Party A’s staff and their spouses, children and other relatives to seek illegitimate interests. Party B and its staff shall not, for the purpose of seeking personal gains, negotiate privately or reach a tacit agreement with Party A’s staff without authorization in the business exchanges.

(8) It shall not arrange Party A’s staff to work part-time in Party B or its related organizations in violation of regulations or receive part-time wages and remuneration; it shall not inquire about the business secrets and business channels involving Party A by illegal means.

(9) Party B shall be obliged to cooperate with Party A in offering evidences and producing evidence when Party A investigates the suspected dishonest business behaviors.

IV. Liabilities for Breach of the Agreement

In the event that either Party A or Party B violates the above-mentioned clauses, it shall be dealt with based on the administrative authority, and if it is suspected of committing a crime, it shall be transferred to judicial organs for criminal responsibility; if either Party causes economic losses to the other Party, it shall make compensation; apart from that, Party A, as the Buyer (Seller), shall be entitled to reserve the distrust in Party B’s settlement and (engineering) service quality and the right to rescind the Agreement.

V. The Integrity Agreement, as an appendix to the blank form contract, shall have the same legal effect as the Contract and shall take immediate effect upon being signed and sealed by the Parties hereto.

In the event that Party A and Party B and their staff violate the provisions of the Agreement after the fulfillment of the Agreement, they shall still be dealt with in accordance with the provisions of the Agreement.

Party A (seal): E-surfing Media Co., Ltd.

Legal Representative/Person in Charge

or Authorized Representative (signature):_________

Date: _________

Party B (seal): Shanghai Ang’you Internet Technology Co., Ltd.

Legal Representative/Person in Charge

or Authorized Representative (signature):_________

Date: _________

Statement of Undertaking

To Tianyi Video Media Limited Company:

Whereas a contractual relationship between Tianyi Video Media Co., (hereinafter Tianyi Video Media) Ltd. and our company has been established, statements regarding the cooperation are undertaken as follows:

All works produced under the cooperation of Tianyi Video Media Co., Ltd. and our company have complete and undisputed rights and the legal right to cooperate with Tianyi Video Media in accordance with relevant contracts. We guarantee that the source of the rights is legal and legitimate, and have been granted with written authorization by relevant oblige, which enables Tianyi Video Media to spread relevant works on Internet without any legal risk. We shall be fully responsible for and subject to compensation arising from any complaints, recourse, compensation, or litigation, etc., claimed by third parties caused by the broadcast on Tianyi Video and its cooperative operation platform in the name of Tianyi Video and/or our company. Tianyi Video Media has no obligation to deal with these issues.

Given that Tianyi Video Media was confronted with any legal consequences in the use of the work that has defects of right, the company is willing to unconditionally bear corresponding legal liabilities, that is, the liability for the breach of contract and the infringements of relevant copyright owners and third parties by Tianyi Video Media according to the judgements and arbitration decision made by courts. Specific liabilities include but are not limited to the attorney fees, material fees, transportation expenses, regulatory fees, notarization fees, accommodation fees, evidence collection fees, litigation and arbitration fees, compensation, and fines paid by Tianyi Video Media for being warned, sued, and arbitrated by actual rights holder due to the use of relevant works; the labor and consulting costs paid by Tianyi Video Media due to the broadcast of these works (Tianyi Video Media is obliged to provide reasonable proof of the above expenses, namely, invoices, fee receipts/vouchers, arbitration awards, court judgments, court mediation documents, administrative penalties, and copies of mediation agreements); apart from the above compensation, the company will pay RMB[***] additionally to Tianyi Video Media for loss of reputation in the event of giving a public apology as required.

This Statement is regarded as the annex to the relevant contracts between the company and Tianyi Video Media, and shall be taken as the standard in case of conflicts with the relevant contract. Tianyi Video Media is entitled to claim corresponding rights to the company accordingly.

Party B (seal):

Legal representative / person in charge

Or authorized representative (signature):

Date:

Appendix II Overall Goals for Business Development

Total income from product package (ten thousand yuan)	[***]

1. Tianyi Video Media shall divide the annual development goals into monthly goals and carry out monthly performance evaluation according to the requirements and grading system on Appendix 5. It’s subject to the notice from Party A to Party B if there is any change.

2. Party A shall adjust the development goals based on actual business data during the term of this Statement, and the target value specified in the notice or other documents issued by Party A to Party B is the final.

3. Tianyi Video Media has the right to deduct the corresponding settlement as punishment for the partners who fail to complete the business development goals in time. The percentage of deductions and penalties shall be subject to the rules of the Assessment Criterial in Appendix 5. Tianyi Video Media shall notify all relevant partners in case of any adjustment, and conduct deductions and penalties in line with the new plan after formal notification. The deducted settlement funds will be put into the year-end outstanding partner award fund pool.

4. Tianyi Video Media will reward outstanding partners who achieve excellent business performance, overfulfill the annual development goals, or make other special contributions. The rewards shall be subject to prior agreement based on the amount of funds in the award fund pool for outstanding partners that year.

5. Party B agrees to reserve x %of the full income of the product package on Party A’s platform as a special promotion fee, and commits to taking the settlement data generated by Party A’s platform as the basis by which the monthly special promotion fee is calculated. The special promotion fee reserved on Party A’s platform but remain unused will be returned to Party B after the end of the 2021 accounting period, depending on the business development.

Appendix III Breaches of Contract

	Deduction on Free Business	Grading
1	Fail to inform users the period or the conditions of free business in advance.	General
2	Fail to inform users the standards for charges or subscript for users without confirmation in advance of charging when the free business is due.	Serious
Changes on the scope and content of mass texting
3	Arbitrarily change the scope and content of mass texting that has been approved by Party A.	General
4	Arbitrarily change the content of mass texting that has been approved by Party A to something involving illegal and reactionary information, such as feudal superstition, gambling, drugs, criminal behaviors, guns, Falun Gong, etc.	Serious
No customer service support or poor support
5	Failure to provide corresponding customer service support in accordance with the agreement and business management measures. Or the 24-hour hotline and other relevant information of Party B are inconsistent with that on Party A’s SP service system, or cannot be connected normally, or there is no response for a long time. Shift the responsibility to or fail to respond to Party A’s customer service complaints promptly as committed in the contract.	General
Using Party A’s information without authorization
6	Use Party A’s name, logo and other related information in business promotion activities without Party A’s consent.	General
Information remaining unclarified
7	In the introduction of business charges, users are not clearly informed of any of the following items in accordance with the business management regulations: Party B’s company name, business scope, standards for service fees, customer service hotline, etc.	General
Adding links to free business
8	Link users to the charging page with technical means in free service, or cause changes to normal access by violating business logics with technical means. Unauthorized change of business content	General
9	Adjust the content of the program that has been released without authorization, e.g. change the news program to tourism program	General
10	Change the content of the program that has been released to something indecent and unhealthy without authorization.	Serious
11	Change the name and description of the program that has been released without applying for approval.	Serious
12	Change the content of the program that has been released to something illegal without authorization, such as reactionary content involving feudal superstition, gambling, drugs, criminal behaviors, guns, Falun Gong, etc.	Major

Copyright piracy
13	Provide the content that is not authorized by the right holder by violating national laws and regulations on intellectual property rights.	Serious
Tricking users to subscribe or purchase paid programs
14	Trick users to subscribe or purchase paid programs unknowingly and involuntarily, leading to behaviors of deceiving users to pay, and a monthly user complaint rate by province lower than [***]‰.	General
15	Trick users to subscribe or purchase paid programs unknowingly and involuntarily, leading to behaviors of deceiving users to pay, and a monthly user complaint rate by province between [***]‰ and [***]‰.	Serious
16	Trick users to subscribe or purchase paid programs unknowingly and involuntarily, leading to behaviors of deceiving users to pay, and a monthly user complaint rate by province higher than [***]‰.	Major
Forcing users to subscribe or purchase paid programs
17	Subscribe or purchase paid programs for users with technical means, thereby leading to multiple and wrong charging, and a monthly user complaint rate by province lower than or equal to [***]‰.	Serious
18	Subscribe or purchase paid programs for users with technical means, thereby leading to multiple and wrong charging, and a monthly user complaint rate by province between [***]‰ and [***]‰.	Major
19	Subscribe or purchase paid programs for users with technical means, thereby leading to multiple and wrong charging, and a monthly user complaint rate by province higher than [***]‰.	Major Plus
Malicious self-consumption
20	Conduct malicious self-consumption to get income with technical means or by taking advantage of charging loopholes.	Serious
Unauthorized illegal collection of fees
21	Charge for other businesses with the business billing code of Tianyi Video Media.	Major
Unauthorized development of terminal built-in services
22	Partners obtain the interests from users by developing built-in services in the terminal without the approval of Tianyi Video Media.	Major
Complaints of negative effects
23	For Party B’s reason, Party A receives any complaints filed to the Ministry of Industry and Information Technology, and the complaints are identified to be responsible for SP, or is reported by mainstream media with negative news, thereby suffering negative economic and social loss.	Serious
Unfair competition
24	Engage in unfair competition and disrupt market order.	Serious
Network failure
25	Major failures caused by Party B’s business system security mechanism or business design on Party A’s business platform or Internet maliciously or by the third party that cannot be proved, having great implications on Party A’s business in some areas or across the network.	Serious

Violation of the provisions in the relevant management measures for the Supervision of Service Quality of Telecommunications Information Industry
26	Users complain to the Complaint Center of the Ministry of Industry and Information Technology due to Party B’s reasons, causing Party A to be sentenced to corporate responsibility twice or more.	Major
27	Party A is exposed by the central or provincial media for Party B’s violation, thereby damaging Party A’s company image directly or indirectly.	Major
28	Party A is criticized by the Ministry of Industry and Information Technology, the Complain Center of the Ministry of Industry and Information Technology, and the Shanghai Municipal Administration of Communications due to Party B’s serious violation, and has its company image damaged.	Major
Violation of regulations on user information confidentiality
29	Disclosure, damage, or loss of user information due to Party B’s violation of regulations.	General
	Party B sells the collected information of users or illegally provides it to others.	Major

Instruction on Appendix III:

1.	The behaviors listed in the “Breach of Contract” cover possible non-performances in various types of business, unless otherwise specified in the main agreement, appendixes, or this list. But some breaches are not applicable to every type of business due to technical or business characteristics.

2.	The “level of breach of contract” is divided into three categories: general, serious, and major, corresponding to the three type of measures for breach of contract in the main contract. The division is in principle based on the severity of the behavior, the losses or potential losses caused to Party A and/or users, and the adverse impacts on Party A and/or users. If the grade of the breach remains unclarified, for example, listing as being “normal to serious”, “serious to serious” or “normal to serious”, it shall be graded according to the nature of the behavior itself, to what degree the behavior has caused a loss to Party A and/or users, and the impacts on Party A and/or users.

3.	Party A may also apply its business norms and management measures based on the agreement in the main contract in addition to the list. But it shall be subject to this list if the business specifications and management measures conflict with this list.

4.	Party A has the right to revise and adjust related management specifications, rules, procedures and other documents in accordance with the actual situation of business development, or formulate new management specifications, rules, procedures and other documents to replace the original documents. The above revised or newly formulated documents shall be issued to Party B, and signed and accepted by Party B. Such documents will be an integral part of the main contract after they are issued, and shall be abided by Party B.

5.	Explanation of relevant terms

1. Tricking users to subscribe or purchase paid programs: users are tricked to subscribe or purchase paid programs because of the wrong information or false propaganda released by SP in its marketing. For example: there are uplink and downlink records when users subscribe or purchase paid programs; the downlink content is not what the user wants or inconsistent with the content in promotion, while the uplink information content is normal.

2. Forcing users to subscribe or purchase paid programs: users do not take initiative to subscribe programs, but have been charged. For example:

(1) There are no uplink and downlink records and information content when users subscribe the services, and SP actually does not provide services to users.

(2) There are uplink and downlink records when the user subscribes the service, and the content of the uplink and downlink information is normal, but the subscription is concentrated on a period of time, or the number is serialized. The content to confirm the monthly service for second time is virtually the same, and the uplink command for the subscription is virtually the same. And users deny such subscription when they are visited by phone in random test.

(3) When users subscribe, there are uplink and downlink records with normal information, one user subscribes for one or more services for multiple times, or simulates the user to subscribe a certain service, and the user deny such subscription when they are visited by phone in random test.

(4) When users subscribe, there are uplink and downlink records with normal information, one user subscribes for one or more services for multiple times, the time of subscription is concentrated, and the user deny such subscription in random test and are found to use the same or multiple terminal equipment.

3. Malicious self-consumption: subscribe service with their own telecommunications mobile phone numbers. For example: there are almost no other fees in the user’s call bills except for business service fees and communication fees, users only subscribe to one or more SP services, the numbers for subscription are consecutive, or the numbers for subscription cannot be connected.

Appendix IV Settlement Rules

The operation service fee of the product package [Excellent Edition of Xiao Yu Qu Jing] made by Tianyi Video Media (mobile screen) is calculated according to the effective subscription settlement ratio agreed by both parties, and the settlement ratio of Party B is [***%].

Based on amicable negotiation, in view of the progress of the Ministry of Finance and the State Administration of Taxation on the promotion of the pilot program of levying VAT on the telecom industry’s business tax, Party A has the right to adjust the settlement methods and inform Party B in an appropriate manner due to the impact of the relevant policies of the state and industry authorities during the performance of this contract, which shall be abided by Party B. The relevant notice is an integral part of this contract and has the same legal effect as the contract.

According to the provisions of the fourth paragraph of Article 2, Chapter 7 of this contract, Party B’s due income shall be settled in the following way:

(1) Party B can issue special VAT invoices with a tax rate of 6%

Party B’s due income (including tax price) = product monthly billable income * [***]%

(2) Party B can issue special VAT invoices with a tax rate lower than 6%

Party B’s due income (including tax price) = [product monthly billable income * [***]%] ÷ (1 + 6%) * (1 + actual tax rate)

(3) Party B cannot issue special VAT invoices

Party B’s due income (including tax price) = [product monthly billable income *[***]%] ÷ (1+6%)

*** Parameter Description ***

Monthly billable income of product packages: the amount of product package receivables minus bad debts ([***]%).

At least one of the content provided by the product package must reach the two standards of effective content supply and effective user usage simultaneously, otherwise no settlement amount will be generated in the current month.

Effective content supply: The number of content sources that are input in database by partners in accordance with the prescribed standards and is approved by the licensee. The number of subscription triggered by the content in the current month is higher than or equivalent to 1 and there is a valid use record. If there is no valid content in the current month, no settlement amount will be generated.

Effective user usage: The effective user usage of a certain content during the settlement period. The effective user usage is measured in terms of the length and time of playing. The current measurement standard is the playing time of the content >= [***] seconds (live playing time >= [***] seconds) and play times>=[***] times; limitation: a single user can record a single video up to [***] times in a single month. Party A can adjust the user’s effective usage measurement standards in line with the changes in business development in the future.

Appendix V Assessment Criterion

Type	Classification	Grading Methods	Evaluation Content and Standard
Business Performance	Product package income ([***] points)	Product package income of the month/target income of the month*100%	Scored according to the completion ratio of the monthly income completion index
	Bonus Items ([***] points)	[***] points capped	According to the specific requirements for each section of business of the video company, such as marketing, content, customer service, etc., special requirements to be issued regularly or irregularly, and adding bonus based on the implementation of the special work.

	Deduction Items ([***] points)	[***] points capped	1. [***] points will be deducted each time if the promotion information is found to be inconsistent with the reported information; 2. [***] points will be deducted each time for the poor performance in the implementation of the notification issued by Tianyi Video Media; 3. Summary reports of marketing activities should be submitted within [***] weeks after the activities end, otherwise [***] points will be deducted each time for late submission or poor quality.
Update	Update activity ([***] points)	Storage number of product package program. No deduction for monthly storage program number higher than [***]; [***] points deducted for month storage program number between [***] and [***]; [***] points deducted for monthly storage program number of [***]	Upload and update the daily program of the product package on time.
Cooperation for Operation	Cooperation for Operation ([***] points)	[***] point will be deducted each time when serious failures or overtime failures are found. [***] points capped.	Update and maintain the product package in daily work, and handle failures on time.

Customer Service Assessment	Daily work	Processing work according to unqualified complaints	1. Work system: Partners should establish A\B shift to ensure that emergency complaints can be responded in 7*24 hours; partners should inform Tianyi Video Media in the event of changing customer service personnel, and [***] points will be deducted for each case in case of no notification or response from the personnel in charge; 2. Timeliness Ratio: time for processing complaints cases = partner feedback time - customer service delivery time, no more than [***] hours. In principle, customer service will not send cases from 20:00 to 8:00. In case of special circumstances, the customer service will send orders and notify the partner by phone. The partner should process and return the order within the specified time to ensure the case to be processes at the first time. In the event of overtime or multiple orders due to invalid reply, [***] points will be deducted for each case; 3. Accuracy: partners should take appropriate methods that meet the requirements of Tianyi Video Media to handle complaints, and the content of the reply should be accurate and standardized (such as refund method, refund amount and screenshots, response results, response recordings, etc.), if the processing is not standardized, and the content does not match the actual information or is missing, [***] points will be deducted for each case;

	Handle cases with a [***]% rate	Make sure users are satisfied with the processing results of the complaints and avoid repetitive complaints. 2 points will be deducted for every repeated complaint, and [***] points will be deducted due to improper handling by the partner, with [***] points capped.
Monthly Complaint Rate	Monthly complaint rate lower than [***]‰	Monthly complaint rate = the number of users involved in complaints this month/the number of users who billed the product package this month. If the complaint rate reaches [***]‰, [***] points will be deducted, and 1 point will be deducted for every over [***]‰, until [***] points are deducted; (e.g. if the complaint rate is [***]‰, then [***] points will be deducted)
Number of appeals	Calculated according to the number of complaints made to upper level of departments	Provincial & Social Supervision Departments: For complaints made to provincial companies, service supervision hotlines, group hotlines, consumer associations, Ministry of Industry and Commerce, administration bureaus, and the Ministry of Industry and Information Technology, [***] points will be deducted for each case.

Superior Management Department: For complaints identified by the Group and the Ministry of Industry and Information Technology, [***] points will be deducted for each case; according to the service management and control requirements of China Telecom Corporation, the penalties for complaints of unclear deductions determined by the Ministry of Industry and Information Technology will continue to be strengthened in 2021. Please refer to the detailed agreement.
Indicators to veto Customer service staff	Veto indicator	Three-level of violations	Three-level violations: involving behaviors of forcing users to subscribe, close, and register.
		Media exposure	Media exposure: involving exposure by provincial or central media, Internet new media and other news media.
Bonus Items for Customer Service	Bonus Items	/	Actively assist to expand local promotion, or successfully handle complaints beyond professional expertise with own resources. [***] points will be added depending on the actual situation.

2021 SP monthly assessment deduction principle: the monthly assessment of product package SP will be scored between [***] points, and is associated with the settlement. [***]% of SP monthly settlement amount is linked to the assessment grade; the actual monthly settlement amount of product package SP = Product package SP monthly settlement amount * the percentage of product package SP monthly assessment score.